STATUTORY RESERVES	12 Months Ended
Dec. 31, 2013
STATUTORY RESERVES
STATUTORY RESERVES

24.                               STATUTORY RESERVES

Prior to payment of dividends, pursuant to the PRC laws and regulations, enterprises incorporated in the PRC must make appropriations from after-tax profit to non-distributable reserve funds as determined by the Board of Directors of each company. These reserves include (i) general reserve, (ii) enterprise expansion reserve, (iii) a staff bonus and welfare reserve, and (iv) development fund.

Subject to certain cumulative limits, the general reserve requires annual appropriations of 10% of after-tax profits as determined under PRC laws and regulations at each year-end until the balance reaches 50% of the PRC entity registered capital; the other reserve appropriations are at the Group’s discretion. These reserves can only be used for specific purposes of enterprise expansion and are not distributable as cash dividends.

PRC laws and regulations require private schools that require reasonable returns to make annual appropriations of 25% of after-tax income before payments of dividend to a fund to be used for the construction or maintenance of the school or procurement or upgrading of educational equipment. For private schools that do not require reasonable returns, this amount should be equivalent to no less than 25% of the annual increase of its net assets as determined in accordance with generally accepted accounting principles in the PRC.

For the years ended December 31, 2011, 2012 and 2013, the Group’s entities in the PRC made appropriations to the general reserves and development fund of RMB7,043, RMB4,341 and RMB5,094, respectively.